Exhibit 10.1

COVANCE INC.

RESTRICTED STOCK AGREEMENT

2010 Employee Equity Participation Plan

(2011 Award)

RESTRICTED STOCK AGREEMENT dated as of February 17, 2011 (the “Agreement”) between COVANCE INC., a Delaware corporation (“Company”), located at 210 Carnegie Center, Princeton, New Jersey 08540, and ____________ (the “Employee”).

W I T N E S S E T H:

A.            WHEREAS, the Employee is currently employed by the Company, or a corporation which is a “subsidiary corporation” within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended, modified or supplemented from time to time (“Code”) or which is an entity in which the Company holds beneficially at least fifty percent (50%) of the ownership interest (each, a “Subsidiary Company”), in an important executive, managerial or technical capacity.

B.            WHEREAS, the Company desires to have the Employee remain in the employment of the Company or a Subsidiary Company and to afford the Employee the opportunity to acquire or enlarge the Employee’s stock ownership in the Company so that the Employee may have a direct proprietary interest in the Company’s success.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth below, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.  Grant of Shares.  Subject to the terms and conditions of the Employee Equity Participation Plan (as amended, modified or supplemented from time to time, the “Plan”) and this Agreement, the Company hereby grants (“Grant”) to the Employee, as of the date of this Agreement (“Grant Date”) 17,100 shares (the “Initial Shares”) of Common Stock, par value $.01 per share (the “Common Stock”), of the Company; provided, however, that the number of the Initial Shares may be decreased depending on performance against performance criteria relating to integrated drug development, commercial effectiveness (net orders) and integrated database achievement metrics in 2011, all as more fully specified on Exhibit A hereto (such Initial Shares, after giving effect to any such decrease, being “Shares”).  Nothing in this Paragraph 1 shall be relied on or used to interrupt the vesting or termination requirements of Paragraphs 2 and 3.  The targets are set forth on Exhibit A and have been set by the Company’s Compensation and Organization Committee.  The targets shall be certified by the Company’s Compensation and Organization Committee; provided, that in determining performance results for any such years such Committee may include or exclude, on a basis consistent with circumstances existing when such goals were established, as applicable, the financial effect on performance results for any such year arising from any acquisition of the stock or assets of any other person or entity, the divestiture of all or any of the Company’s businesses, operations or facilities, strategic expenditures by the Company identified to the Board of Directors as such, force majeure events, material litigation or any other unexpected or unforeseen extraordinary event or occurrence during the year in question.  In calculating the number of Shares to grant Employee, if any, any of the foregoing adjustments may be considered by the Compensation and Organization Committee.

2.  Vesting of Restricted Shares; Rights.  (a) The Shares shall vest on February 17, 2016.

(b)  Subject to the terms and conditions of this Agreement, Employee shall have all rights relating to the Initial Shares, subject to appropriate withholding to satisfy applicable tax requirements.

3.  Termination.  (a)  The Grant with respect to any unvested Shares shall be forfeited and be of no further force or effect upon the termination of the Employee’s employment, for any reason, with the Company, except in the case of his or her death, disability (as defined 22(e)(3) of the Code) or his or her retirement with the consent of the Company, in which case all unvested Shares shall thereupon immediately vest.

(b)  If the Employee shall be transferred from the Company to a Subsidiary Company, or from a Subsidiary Company to the Company, or from a Subsidiary Company to a Subsidiary Company, his or her employment shall not be deemed to be terminated by reason of such transfer.  The unvested portion of the Shares shall terminate immediately if, while the Employee is employed by a Subsidiary Company, such Subsidiary Company shall cease to be a Subsidiary Company and the Employee is not thereupon transferred to and employed by the Company or another Subsidiary Company.

4.  Construction.  Whenever the word “Employee” is used in any provision of this Agreement in circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Grant may be transferred by Will, by the laws of descent and distribution, or by a qualified domestic relations order pursuant to the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, modified or supplemented from time to time (“ERISA”), it shall be deemed to include such person.

5.  Registration of Shares; Restrictions on Transfer.  (a)  The number of shares granted shall be registered in the name of the Employee, but the Employee shall not be entitled to receive the Shares until the Shares have vested.  Until the Shares have vested and the Employee has received the Shares, the Employee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of any unvested Shares granted pursuant to the Plan or any interest therein or this Agreement, otherwise than by Will, the laws of descent and distribution, or by a qualified domestic relations order pursuant to the Code or Title I of ERISA.

(b)  No assignment or transfer of any unvested Shares, or of the rights represented thereby or this Agreement, whether voluntary or involuntary, by operation of law or otherwise (except by Will, the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of ERISA), shall vest in the assignee or transferee any interest or right herein whatsoever.  Further, immediately upon any attempt to assign or transfer any unvested Shares granted pursuant to this Agreement, the Grant shall immediately terminate and be of no further force or effect (except by Will, the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I or ERISA).

6.  Powers.  The existence of this Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.  Change of Control.  Except as set forth in Paragraph 3 hereof, notwithstanding anything in this Agreement to the contrary, all Shares which have not vested as of the date of a Change of Control (as defined below) occurs, shall immediately vest upon a Change of Control and be delivered to the Employee pursuant to the delivery provisions of this Agreement.  For purposes of this Agreement, a Change of Control shall be defined as:

(1)                                  any person (including as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(2)                                  as a result of a proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate), a majority of the individuals elected to serve on the Company’s Board of Directors are different than the individuals who served on the Company’s Board of Directors at any time within the two years prior to such proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate); or

(3)                                  upon the consummation of a merger, or consolidation (where in each case the Company is not the survivor thereof), or sale or disposition of all or substantially all of the Company’s assets or a plan or partial or complete liquidation; or

(4)                                  when an offerer (other than the Company) purchases shares of the Company’s Common Stock pursuant to a tender or exchange offer for securities representing 30% or more of the combined voting power of the Company’s then outstanding securities.

8.  Issuance of Shares; Power of Attorney.  (a)  In the event that the actual number of shares of Common Stock earned by Employee, as provided in Paragraph 1 of this Agreement, are less than the number of Initial Shares, the Company shall be authorized to cancel such shares evidencing the Initial Shares and reissue to the Company on behalf of and in the name of the Employee the number of shares of Common Stock earned in accordance with Paragraph 1 of the Agreement.  The unvested Shares shall be retained by the Company and shall bear a legend stating that such Shares are subject to the provisions of this Agreement.  The Company may place a “stop transfer” order with respect to all unvested Shares with its transfer agent.

(b)  Within thirty (30) days of each vesting date as set forth in Paragraph 2 hereof, after giving effect to any adjustments to the Initial Shares required as provided in Paragraphs 1 and 8(a) of this Agreement, the Company shall issue to the Employee, the Shares vested during the plan year.

(c)  The Company shall have the right to deduct from any vested shares a number of shares sufficient to cover the withholding of any federal, state or local or other governmental taxes or charges required by law or such greater amount of withholding as permitted by applicable law, rules or regulations, or to take such other action as may be necessary to satisfy any such withholding obligations.

(d)  The Employee hereby constitutes and appoints the Company as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities to take all actions and to execute all instruments necessary and proper to carry out the issuance and cancellation of the Shares hereunder.

(e)  The Employee represents and warrants that he or she will take all actions necessary, as directed by the Company, to cancel the certificate representing any or all unvested Shares upon termination of his or her employment.

9.  Changes in Law.  Notwithstanding anything in this Agreement to the contrary, if at any time any law or regulations of any governmental authority having jurisdiction in the premises shall require either the Company or the Employee to take any action in connection with the Shares then to be issued, the issue of such Shares shall be deferred until such action shall have been taken.

10.  Dispute.  Any dispute or disagreement which shall arise under, as a result of, or pursuant to, this Agreement shall be finally determined by the Company’s Compensation and Organization Committee of the Board of Directors in its absolute and uncontrolled discretion, and any such determination or any other determination by the Company’s Compensation and Organization Committee of the Board of Directors under or pursuant to this Agreement, and any interpretation by the Company’s Compensation and Organization Committee of the Board of Directors of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

11.  Securities Law Restrictions. The Employee represents and warrants that he or she is acquiring the Shares for investment, for his or her own account and not with a view to the distribution thereof, and that the Employee has no present intention of disposing of the Shares or any interest therein or sharing ownership thereof with any other person or entity.  The Employee shall not sell, hypothecate or transfer the Shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an applicable exemption thereto evidenced by an opinion of counsel in form and substance satisfactory to the Company.

12.  No Effect Upon Employment.   This Agreement does not give, nor shall it be construed as giving, the Employee any right to employment by the Company or any of its subsidiaries or affiliates.

13.  Data Authorization.  The Employee acknowledges and consents to the collection, use, processing and transfer of personal data as described in this paragraph.  The Company, its subsidiaries and the Employee’s employer hold certain personal information about the Employee, including the Employee’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Employee’s favor, for the purpose of managing and administering the Plan (“Data”).  The Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Employee’s participation in the Plan, and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan.  These recipients may be located in the European Economic Area, the United States, or elsewhere.  The Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Employee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on the Employee’s behalf to a broker or other third party with whom the Employee may elect to deposit any shares of stock acquired pursuant to the Plan.  The Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect the Employee’s ability to participate in the Plan.

14.  Governing Law; Binding Effect.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ALL QUESTIONS CONCERNING THE VALIDITY AND CONSTRUCTION THEREOF SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF SAID STATE; PROVIDED, HOWEVER, THAT ALL MATTERS OF CORPORATE GOVERNANCE AND OTHER CORPORATE MATTERS CONCERNING DELAWARE CORPORATIONS SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

15.           Effect on Compensation and Discretionary Nature of Grant.  Notwithstanding anything in this Agreement to the contrary, none of the Shares, if any, granted or paid to Employee shall be considered compensation for the purpose of determining Employee’s compensation under any other benefit or compensation plan of the Company, including, without limitation, any bonus plan, variable compensation plan, long-term incentive plan, pension plan or other retirement plans.  The Employee acknowledges and agrees that the Plan is discretionary in nature and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time.  The grant of restricted stock under the Plan is a one-time benefit and does not create any contractual or other right to receive a restricted grant of stock or benefits in lieu of restricted stock in the future.  Future grants of restricted stock, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of shares of restricted stock and the vesting provisions.

16.           Section 83(b) Election.  If Employee makes an election with respect to the receipt of the Shares pursuant to Section 83(b) of the Code (the “Election”), such Election shall contain all information required by Treasury Regulation Section 1.83-2 and shall, in accordance with that regulation, be filed no later than 30 days after the transfer of the Shares to the Employee.  The Election shall be filed with the Internal Revenue Service Center at which the Employee files his or her income tax return.  Contemporaneously with such filing, the Employee shall furnish a copy of the Election to the Company, in accordance with Treasury Regulation Section 1.83-2(d).

17.           Plan Document.  This Agreement is subject in all respects to the Plan, a copy of which may be obtained from the Company’s Corporate Vice President, Human Resources, 210 Carnegie Center, Princeton, New Jersey  08540.  To the extent that there is any inconsistency or conflict between this Agreement and the Plan, the Plan shall control.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COVANCE INC.

Attest:

EMPLOYEE

Signature